
                                                                                                                        Exhibit 99.2

     CASE NAME:                              Aerovox, Inc.              COMPARATIVE BALANCE SHEET
     CASE NUMBER:                            01-14680 jnf                    FOR MONTH ENDED:

                                                    FILING
                                                     DATE           MONTH         MONTH          MONTH         MONTH       MONTH
                                                    6/6/01         6/30/01       7/28/01        8/25/01       9/29/01     10/27/01
                                                 -------------  ------------- -------------  ------------- ------------- ----------
ASSETS

   CURRENT ASSETS:

     Cash                                             432,066      2,120,007     3,216,732      2,647,429     3,309,063
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Other negotiable instruments (i.e. CD's,               0              0             0              0             0          0
        Treasury Bills, etc.)                    -------------  ------------- -------------  ------------- ------------- ----------

     Accounts Receivable, Gross (OPR-3)             9,303,471      9,542,941     8,296,232      8,653,189     8,252,242
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Less: Allowance for doubtful accounts           (470,686)      (470,686)     (489,852)    (1,289,852)   (1,304,057)
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Inventory, at cost                            13,626,488     12,346,523    12,306,850     12,086,700    11,548,622
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Prepaid expenses and other current assets        326,088        692,636       774,440        132,026        93,066
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Other: Intercompany receivables (payables)     1,474,587      1,445,351     1,318,933      1,836,725       709,372
                                                 -------------  ------------- -------------  ------------- ------------- ----------

   TOTAL CURRENT ASSETS                            24,692,013   $ 25,676,771  $ 25,423,335   $ 24,066,217  $ 22,608,307  $        0
                                                 -------------  ------------- -------------  ------------- ------------- ----------

   PROPERTY, PLANT, AND EQUIPMENT, AT COST         50,433,309     50,399,555    50,422,044     50,457,405    50,491,398
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Less: Accumulated Depreciation               (23,448,974)   (23,756,755)  (24,037,799)   (24,324,559)  (24,567,963)
                                                 -------------  ------------- -------------  ------------- ------------- ----------

   NET PROPERTY, PLANT AND EQUIPMENT               26,984,334   $ 26,642,800  $ 26,384,245   $ 26,132,847  $ 25,923,435  $        0
                                                 -------------  ------------- -------------  ------------- ------------- ----------

   OTHER ASSETS
     Investments                                   14,100,192     14,331,200    14,380,821     14,437,685    15,789,439
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Other:  Def. Fin. Cost and Org Costs             178,687        177,604       176,521        175,438       174,355
                                                 -------------  ------------- -------------  ------------- ------------- ----------

     Other Assets** (includes deposits)             4,747,373      4,772,560     4,800,629      5,301,886     5,119,287
                                                 -------------  ------------- -------------  ------------- ------------- ----------

TOTAL ASSETS                                     $ 70,702,599   $ 71,600,935  $ 71,165,551   $ 70,114,072  $ 69,614,823  $        0
                                                 =============  ============= =============  ============= ============= ==========

**Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

     CASE NAME:                              Aerovox, Inc.
     CASE NUMBER:                            01-14680 jnf

                                                     FILING
                                                      DATE           MONTH         MONTH          MONTH         MONTH        MONTH
                                                    6-Jun-01       30-Jun-01     28-Jul-01      25-Aug-01     29-Sep-01    10/27/01
                                                  -------------  ------------- -------------  ------------- ------------- ----------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)                         -      1,237,839       966,949      1,214,663     1,295,437
                                                  -------------  ------------- -------------  ------------- -------------   --------

   PRE PETITION LIABILITIES

     Priority Debt                                   1,104,801        639,007       834,979        794,862       855,449 *
                                                  -------------  ------------- -------------  ------------- -------------   --------

     Secured Debt                                   28,505,919     28,505,919    28,505,919     28,505,919    29,300,919 **
                                                  -------------  ------------- -------------  ------------- -------------   --------

     Unsecured Debt                                 20,242,342     20,242,342    20,673,500     20,304,617    19,509,617 **
                                                  -------------  ------------- -------------  ------------- -------------   --------

   TOTAL PRE PETITION LIABILITIES                   49,853,063     49,387,269    50,014,399     49,605,398    49,665,985          0
                                                  -------------  ------------- -------------  ------------- -------------   --------

   OTHER LIABILITIES PER BOOK                        4,867,987      4,604,697     4,604,697      4,604,697     5,285,408
                                                  -------------  ------------- -------------  ------------- -------------   --------

TOTAL LIABILITIES                                   54,721,050     55,229,805    55,586,045     55,424,758    56,246,831          0
                                                  -------------  ------------- -------------  ------------- -------------   --------

SHAREHOLDER'S EQUITY (DEFICIT)

   REDEEMABLE COMMON STOCK                           1,746,400      1,762,800     1,670,495      1,482,800     1,524,800
                                                  -------------  ------------- -------------  ------------- -------------   --------

   COMMON STOCK                                      5,450,979      5,450,979     5,450,979      5,450,979     5,450,979
                                                  -------------  ------------- -------------  ------------- -------------   --------

   PAID IN CAPITAL                                   1,172,366      1,172,366     1,172,366      1,172,366     1,172,366
                                                  -------------  ------------- -------------  ------------- -------------   --------

   RETAINED EARNINGS

     Through Filing Date                             9,674,670      9,674,670     9,674,670      9,674,670     9,674,670
                                                  -------------  ------------- -------------  ------------- -------------   --------

     Post Filing Date                                        0        133,124      (437,156)    (1,119,359)   (1,931,786)
                                                  -------------  ------------- -------------  ------------- -------------   --------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)    (2,062,867)    (1,822,809)   (1,951,849)    (1,972,142)   (2,523,036)
                                                  -------------  ------------- -------------  ------------- -------------   --------

TOTAL SHAREHOLDERS' EQUITY                          15,981,549     16,371,130    15,579,505     14,689,315    13,367,992          0
                                                  -------------  ------------- -------------  ------------- -------------   --------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                               $70,702,599    $71,600,935   $71,165,551    $70,114,072   $69,614,823         $0
                                                  =============  ============= =============  ============= =============   ========

     * Massachusetts state income tax liability calculated to be $77,000, and various franchise tax liability totaling $38,000 over the amount previously accrued.
     ** Corrections to classifications of two liabilities:
          1.) Reclassification of Industrial Revenue Bond liability from secured to unsecured ($684,000).
          2.) Reclassification of note payable to prior owners of Mexico City business guarenteed by pledge of Aerovox de Mexico stock from unsecured to secured ($1,591,000).